Exhibit 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 8, 1996, relating to the balance sheet of WaterPro Supplies Corporation as of December 31, 1995 and the related statements of operations, stockholders' investment and cash flows for the period from April 7, 1995 to December 31, 1995 included in the Form 8-K of United States Filter Corporation filed November 8, 1996, into United States Filter Corporation's previously filed Registration Statements on Form S-8 (No. 33-49382, No. 33-56744, No. 33-73542,
          No. 33-89662, No. 33-63285, No. 33-82424, No. 33-63287) and the
          Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-63281, No. 33-63325, No. 33-85026, No. 333-
          07759, No. 333-14277, No. 333-14281) and the Registration
          Statement on Form S-4 (No. 333-07763) of United States Filter Corporation.


                                        ARTHUR ANDERSEN LLP

          Minneapolis, Minnesota
          November 6, 1996